Exhibit 10.1

RED HAT, INC.

2004 LONG-TERM INCENTIVE PLAN

As Amended and Restated Effective August 9, 2012

Red Hat, Inc., a corporation existing under the laws of the State of Delaware (the “Company”), hereby amends and restates its 2004 Long-Term Incentive Plan (the “Plan”) effective August 9, 2012.

1.    PURPOSE OF THE PLAN

1.1. Purpose. The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards hereunder.

2.    DEFINITIONS

2.1. “Acquired Plans” shall mean the Red Hat, Inc. 1999 Stock Option and Incentive Plan, as amended, the Sistina Software, Inc. 1997 Omnibus Stock Plan, the JBoss, Inc. Second Amended and Restated 2004 Stock Option and Incentive Plan, the Gluster, Inc. Amended and Restated 2005 Stock Plan and, if and to the extent determined by the Committee, any other plans of any company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.2. “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee; provided, however, that the definition of Affiliate shall be limited to entities that are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation) for Awards that would otherwise be subject to Section 409A, unless the Committee determines otherwise.

2.3. “Authorized Shares” shall mean any Shares authorized for issuance under this Plan under Section 3.1 of the Plan since its inception, as that number may increase from time to time.

2.4. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Dividend Equivalent, Other Stock-Based Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.5. “Award Agreement” shall mean the form (written, electronic or otherwise) by which the Committee evidences any Award granted under the Plan.

2.6. “Board” shall mean the board of directors of the Company.

2.7 “Change in Control” shall mean the occurrence of any one of the following events: (i) individuals who, on the date an Award is granted, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director whose election or nomination for election was approved by a vote of at least a majority of the directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; (ii) any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction, as defined in paragraph (iii) below, or (E) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Directors approves in advance the acquisition of beneficial ownership of 35% or more of Company Voting Securities by such person; (iii) the consummation of a merger, consolidation, statutory share exchange, reorganization or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 40% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least half of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 35% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

2.8. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. All citations to Sections of the Code are to such Sections as they may from time to time be amended or renumbered.

2.9. “Committee” shall mean the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan, consisting of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (iii) an “independent director” for purpose of the rules and regulations of the New York Stock Exchange (“NYSE”).

2.10. “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code.

2.11. “Director” shall mean a non-employee member of the Board.

2.12. “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.13. “Employee” shall mean any employee (including an officer) of the Company or any Affiliate. Solely for purposes of the Plan, an Employee shall also mean any other natural person, including a consultant or advisor, who provides services to the Company or any Affiliate, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.14. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor thereto. All citations to Sections of the Exchange Act are to such Sections as they may from time to time be amended or renumbered.

2.15. “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on the NYSE for the principal trading session on that date (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) or, if the Company is not then listed on the NYSE, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria. The Committee can substitute a particular time of day or other measure of “closing sale price” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A of the Code.

2.16. “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1(a).

2.17. “Incentive Stock Option” shall mean an Option that is an “incentive stock option” as defined in Section 422 of the Code.

2.18. “Limitations” shall have the meaning set forth in Section 10.

2.19. “Nonstatutory Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.20. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.21. “Other Stock-Based Award” shall have the meaning set forth in Section 8.1.

2.22. “Participant” shall mean an Employee or Director to whom the Committee has granted an Award under the Plan.

2.23. “Payee” shall have the meaning set forth in Section 13.1.

2.24. “Performance Award” shall mean any performance award granted pursuant to Section 9 and, if applicable, the Company’s 2006 Performance Compensation Plan, as such plan may be amended from time to time.

2.25. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.26. “Restricted Stock Unit” means an Award that is valued by reference to Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Award, to sell, transfer, pledge or assign such Award, and/or to receive any cash Dividend Equivalents with respect to such Award, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27. “Restriction Period” shall have the meaning set forth in Section 7.1.

2.28. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.29. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.30. “Share” shall mean a share of common stock of the Company, par value $.0001 per share.

2.31. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.32. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain and shall also include limited liability companies and other noncorporate entities based on equivalent levels of economic or voting ownership interests.

2.33. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines; provided, however, that Substitute Awards may not be made to effect a repricing of an Option or a Stock Appreciation Right in contravention of Sections 5.4 and 6.1(e) as applicable.

2.34. “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1(b).

3.    SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.

(a) Subject to adjustment as provided in this Section 3.1 and in Section 12.2, a total of 43,500,000 Shares shall be authorized for issuance pursuant to Awards granted under the Plan. No further grants may be made under the Acquired Plans, but Shares subject to awards granted under the Acquired Plans may become again available for Awards under the Plan, in addition to the number of Shares specified immediately above, pursuant to paragraph (c) below. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and seven tenths (1.7) Shares for every one (1) Share granted.

(b) The maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 8,000,000.

(c) If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as a result of Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), is settled in cash or otherwise results in any Shares not being issued, the unused Shares covered by such Award shall again be available for the grant of Awards under the Plan; provided, however, that (i) Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy any applicable tax withholding obligation with respect to Awards other than Options and Stock Appreciation Rights (including Shares retained from such Award creating the tax obligation) shall be added to the number of Shares available for the grant of Awards under the Plan; (ii) Shares delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to exercise an Option or Stock Appreciation Right or to satisfy any applicable tax withholding obligation on an Option or Stock Appreciation Right (including shares retained from the Option or Stock Appreciation Right creating the tax obligation) shall not be so added to the number of Shares available for the grant of Awards under the Plan, and (iii) Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards. If any Shares subject to an award under the Acquired Plans are forfeited, expire or otherwise terminate without issuance of such Shares, or an award under the Acquired Plans does not result in the issuance of all or a portion of the Shares subject to such award, the Shares shall, to the extent of such forfeiture, expiration, termination, or non-issuance, be available for Awards under the Plan.

(d) In the case of Freestanding Stock Appreciation Rights, the full number of shares subject to such SAR, if settled in stock, shall be counted against the shares available under the Plan in proportion to the portion of the Freestanding Stock Appreciation Right exercised, regardless of the number of shares actually used to settle such Freestanding Stock Appreciation Right upon exercise.

(e) Substitute Awards may be granted under the Plan and any such grants shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.    ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.

4.2. Administration.

(a) The Plan shall be administered by the Committee.

(b) The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant (in a manner consistent with Section 409A of the Code); (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) Decisions of the Committee regarding the Plan, any Award, or any issue relating to the Plan or an Award, shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any shareholder and any Employee or any Affiliate.

(d) The Committee may delegate to a committee of one or more directors of the Company or, to the extent permitted by law, including the rules and regulations of NYSE or any rule or regulation of any stock exchange or quotation system on which Shares are listed or quoted, to one or more officers or a committee of officers the right to grant Awards to Employees who are not Directors or officers of the Company (provided that the Committee shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards) and to cancel or suspend Awards to Employees who are not Directors or officers of the Company. Delegation of granting authority to officers shall be limited to Awards of Options and other compensation constituting “stock rights” under Delaware law. The Committee may not delegate the granting of restricted stock.

(e) The Committee shall specifically administer any plan, and review and approve any program or arrangement pursuant to which a Director is granted an Award under the Plan.

5.    OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Section 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option. In the absence of designation as an Incentive Stock Option, an Option will be a Nonstatutory Stock Option. No Option shall provide for the payment or accrual of Dividend Equivalents.

5.2. Incentive Stock Options. An Option that the Committee intends to be an Incentive Stock Option shall only be granted to employees of the Company, any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

5.3. Award Agreements. All Options granted pursuant to this Section 5 shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Section 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.4. Option Price. Other than in connection with Substitute Awards or Section 12.2, the option price per each Share purchasable under any Option granted pursuant to this Section 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Sections 11 or 12.2): (a) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (b) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Substitute Awards) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (c) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NYSE.

5.5. Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after (i) with respect to Options granted prior to August 17, 2006, the expiration of ten years from the date the Option is granted or (ii) with respect to Options granted on and after August 17, 2006, the expiration of seven years from the date the Option is granted.

5.6. Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written, voice- or key-response telephonic, electronic, or other Committee-approved method of notice of exercise to the Company or its designated agent pursuant to rules and procedures established by the Committee for this purpose, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value); (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards or the consideration to be received by the Participant on the closing of a Change in Control), having a Fair Market Value on the exercise date equal to the total purchase price; (d) to the extent provided for in the applicable option agreement or approved by the Committee, in its sole discretion, and subject to any Company trading restrictions, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive the number of shares of Common Stock underlying the Option so exercised reduced by the number of shares of Common Stock equal to the aggregate exercise price of the Option divided by the fair market value; (e) through any other method specified in an Award Agreement; (f) as provided by the Committee, cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions; or (g) any combination of any of the foregoing; provided, however, that the addition of methods of payment to this Section 5.6 shall not apply to any Incentive Stock Option granted before August 14, 2008 under the Plan unless either such addition is not a modification to the Incentive Stock Option for purposes of Treas. Reg. Section 1.424-1(e) or the Committee determines otherwise. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of issuance upon exercise.

5.7. Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

6.    STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may provide Stock Appreciation Rights alone or in tandem with other Awards (including Options), in each case upon such terms and conditions, not inconsistent with the Plan, as the Committee may establish. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. No Stock Appreciation Right shall provide for payment or accrual of Dividend Equivalents.

(a) Stock Appreciation Rights granted without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”) shall generally have the same terms and conditions as Options, including (i) an exercise price not less than Fair Market Value on the date of grant (except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2) and (ii) a term not greater than seven years. Upon the exercise of a Freestanding Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the exercise price of the right on the date of grant.

(b) Stock Appreciation Rights may be granted in conjunction with all or part of any Option granted under the Plan (a “Tandem Stock Appreciation Right”). Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option if there would be no adverse tax consequences under Section 409A of the Code. Upon the exercise of a Tandem Stock Appreciation Right, the holder shall have the right to receive (i) the excess of the Fair Market Value of one Share on the date of exercise over (ii) the related Option exercise price. Any Tandem Stock Appreciation Right may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. Tandem Stock Appreciation Rights shall terminate and no longer be exercisable upon and to the extent of the termination or exercise of the related Option; provided that, unless the Committee otherwise determines at or after the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not terminate until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(c) The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

(d) The Committee shall determine in its sole discretion whether payment upon the exercise of a Stock Appreciation Right, shall be made in cash, in whole Shares or other property, or any combination thereof. If payment will be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise. If the Committee elects to make full payment in Shares, no fractional Shares shall be issued and cash payments shall be made in lieu of fractional Shares. The Committee shall have sole discretion as to the timing of any payment made in cash or Shares, or a combination thereof, upon exercise of Stock Appreciation Rights. Payment may be made in a lump sum, in annual installments or may be otherwise deferred in a manner consistent with Section 409A of the Code; and the Committee shall have sole discretion to determine whether any deferred payments will accrue amounts equivalent to interest or cash dividends.

(e) Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Sections 11 or 12.2): (a) amend any outstanding Stock Appreciation Right granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Stock Appreciation Right, (b) cancel any outstanding Stock Appreciation Right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Substitute Awards) covering the same or a different number of Shares and having an exercise price per share lower than the then-current exercise price per share of the cancelled Stock Appreciation Right, (c) cancel in exchange for a cash payment any outstanding Stock Appreciation Right with an exercise price per share above the then-current Fair Market Value, or (d) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NYSE.

7.    RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award”, respectively). A Restricted Stock Award or Restricted Stock Unit Award shall be subject to restrictions imposed by the Committee covering a period of time or relating to achievement of performance targets, each as specified by the Committee (the “Restriction Period”). The provisions of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and, subject to the terms of this Section 7.3, the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Any Shares or any other property (including cash) distributed as a dividend, Dividend Equivalent (if provided under an Award) or otherwise with respect to any Restricted Stock Award (or, if granted in connection with such Award, any Restricted Stock Unit Award) as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award (or Restricted Stock Unit Award). Therefore, any dividends with respect to a Restricted Stock Award shall be paid to the Participant only if and when the Shares subject to the Restricted Stock Award become free from the restrictions on transferability and forfeitability that apply to such Shares and any Dividend Equivalents provided under an Award shall be paid only upon the later of the vesting of such Award or on a delayed basis in a manner consistent with Section 409A of the Code. Participants receiving Restricted Stock Unit Awards may be paid upon vesting or may have such payment delayed in a manner consistent with Section 409A of the Code (and then referred to as a “Deferred Stock Unit” or “DSU”).

8.    OTHER STOCK-BASED AWARDS

8.1. Stock and Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares (“Other Stock-Based Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock-Based Awards may be paid in cash or Shares, as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees and Directors to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of Shares or amount of cash to be granted pursuant to such Awards, and all other conditions of the Awards. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

8.2. Terms and Conditions. Shares (including securities convertible into Shares) subject to Awards granted under this Section 8 may be issued for no consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

8.3 Dividend Equivalents. Any Dividend Equivalents granted in connection with an Other Stock-Based Award shall be paid to the Participant only if such Other Stock-Based Award is no longer subject to any restrictions on transferability or forfeitability, as applicable, and shall be paid upon the lapse of such restrictions or on a delayed basis in a manner consistent with Section 409A of the Code.

9.    PERFORMANCE AWARDS

9.1. Terms of Performance Awards. Performance Awards may be issued hereunder to Participants under Sections 5 through 8 or as a cash-only Award, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any performance period and the length of the performance period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a performance period shall not be longer than five years. Except as provided in Section 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant performance period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each performance period shall be conclusively determined by the Committee, with payments subject to the limits set forth in Section 10 and criteria for payment as set forth in a shareholder approved plan implementing the Section 162(m) provisions of this Plan. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee and consistent with Section 409A of the Code, on a deferred basis. Performance Awards (other than Options, Freestanding Stock Appreciation Rights or Option/Tandem Stock Appreciation Rights) designed to satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code shall be subject to this Plan and the Company’s 2006 Performance Compensation Plan (or any successor plan thereto).

9.2 Dividend Equivalents. Any Dividend Equivalents granted in connection with a Performance Award shall be paid to the Participant only if the applicable performance criteria has been achieved and shall be paid upon the achievement of such criteria or on a delayed basis in a manner consistent with Section 409A of the Code.

10.    CODE SECTION 162(m) PROVISIONS

Limits. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options, Freestanding Stock Appreciation Rights, or Option/Tandem Stock Appreciation Rights during any fiscal year with respect to more than two million (2,000,000) Shares or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Stock-Based Awards that are denominated in Shares in any fiscal year with respect to more than one million (1,000,000) Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any fiscal year with respect to Performance Awards that are valued with reference to cash or to property other than Shares is $10,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations. The per-Participant limit described in this Section 10 shall be construed and applied consistently with Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

11.    CHANGE IN CONTROL PROVISIONS

11.1. Impact of Change in Control on Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards and Other Stock-Based Awards. Notwithstanding any other provision of the Plan, the terms of any Award may provide in the Award Agreement evidencing the Award that, immediately prior to a Change in Control of the Company, (a) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall become exercisable in full or part, (b) restrictions and deferral limitations on Restricted Stock Awards and Restricted Stock Unit Awards lapse and the Restricted Stock Awards and Restricted Stock Unit Awards become free of all restrictions and limitations and become vested, and (c) the restrictions and deferral limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations or conditions and become vested in full or part and transferable to the full extent of the original grant, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award, including but not limited to a condition that such treatment will apply only if the Participant remains employed on the effective date of the Change in Control or has incurred an involuntary termination of employment without cause on account of the Change in Control, as determined by the Committee in its sole discretion, within a period of up to 3 months prior to the effective date of the Change in Control. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.2. Assumption of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, and Other Stock-Based Awards Upon Change in Control. In the event of a Change in Control, the successor company may assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of an involuntary termination of a Participant’s employment without cause in such successor company within the period of up to 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 11.1 above.

11.3. Impact of Change in Control on Performance Awards. The terms of any Performance Award may provide in the Award Agreement evidencing the Performance Award that, upon a Change in Control of the Company,

(a) a pro rata portion of Performance Awards shall be considered to be earned and payable based on the portion of the Performance Period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and

(b) the remaining portion of Performance Awards shall be assumed, converted or replaced with restricted stock in the successor company’s shares (if the Award is valued by reference to a designated number of Shares) or restricted deferred compensation (for other Awards) based on the portion of the performance period not yet completed and based on target performance. Such assumed, converted or replaced portion of the Performance Award shall be restricted for the remainder of the performance period or vesting period, as applicable. If the successor company does not assume, convert or replace the remaining portion of the Performance Award as described in this Section 11.3(b), the full award shall be considered earned and payable upon consummation of the Change in Control. Notwithstanding the foregoing, the Award Agreement for a Performance Award may provide that in the event of an involuntary termination of the Participant’s employment with the Company or any Affiliate without cause on account of the Change in Control, as determined by the Committee in its sole discretion, within a period of up to 3 months prior to the effective date of the Change in Control and/or in the event of an involuntary termination of the Participant’s employment without cause in such successor company within the period of up to 24 months following such Change in Control, the vesting of the restricted stock or restricted deferred compensation, as applicable, held by such Participant at the time of the Change in Control shall be accelerated.

12.    GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Modification of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of NYSE or any rule or regulation of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s shareholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) effect an amendment for which shareholder approval is required under Section 162(m) or 422 of the Code, (e) amend any provision of Sections 5.4, 6.1(a)(i) or 6.1(e) to (x) allow for an exercise price of an Option or Stock Appreciation Right that is less than 100% of the Fair Market Value of a Share on the date of grant of such Award or (y) allow for the repricing of an Option or Stock Appreciation Right, as applicable, (f) amend any Award in a manner inconsistent with Section 10, or (g) increase the maximum permissible term of any Option specified by Section 5.5. In addition, no amendments to, or termination of, the Plan shall in any way materially impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, the Committee shall make equitable adjustments and other substitutions under the Plan and to Awards in the manner determined by the Committee, in its sole discretion, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan (including the share counting provisions of Section 3.1) and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3. Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant or his or her guardian or conservator; provided, however, that the Committee may permit or provide in an Award, other than an Incentive Stock Option, for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

12.4. Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Affiliate (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award (and any dividends or Dividend Equivalents) may be deferred in a manner consistent with Section 409A of the Code. Subject to the provisions of the Plan and any Award Agreement, the recipient of any Award (including any deferred Award) other than an Option or a Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

12.6. Past Performance. Notwithstanding any other provision of the Plan to the contrary, the Committee may issue fully vested Awards in lieu of previously earned, but unpaid, cash compensation.

13.    MISCELLANEOUS

13.1. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award.

13.2. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

13.4. Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient has complied with the then applicable terms and conditions of the Award and become an Employee or Director.

13.5. Cancellation of Award. Notwithstanding anything to the contrary contained herein, any or all outstanding Awards granted to any Participant may be canceled if the Participant, without the consent of the Company, while employed by the Company or any Affiliate or after termination of such employment or service, violates any then applicable noncompetition, nonsolicitation, nondisclosure, or confidentiality agreement covering the Participant (or, if while employed, any comparable common law duty).

13.6. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distributions or the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended, and the applicable requirements of any securities exchange or similar entity.

13.7. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.8. Other Plans. Nothing contained in the Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems such limitation lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10. Construction. All references in the Plan to “Section or Sections” are intended to refer to the Section or Sections, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any other jurisdictions other than those of the State of Delaware.

13.13. Effective Date of Plan; Termination of Plan. The Plan became effective on September 21, 2004, the date that the Plan was first approved by the shareholders of the Company. Awards may be granted under the Plan at any time and from time to time on or prior to August 7, 2022, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14. Non U.S. Employees. Awards may be granted to Participants who are non-U.S. citizens or residents employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country. The Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan.

13.15. Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment:

(a) this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto.

(b) if and to the extent any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, as determined by the Company in accordance with its procedures, by which determination the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

(c) for purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A, and any payments that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Neither the Company nor the Participant shall have the right to accelerate or defer the delivery of any such payments or benefits except to the extent specifically permitted or required by Section 409A.

(d) in any event, the Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments under this Plan are determined to constitute deferred compensation subject to Code Section 409A but not to satisfy the conditions of that section.

13.16. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.